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PROSPECTUS                                                     FEBRUARY 28, 1997
--------------------------------------------------------------------------------

                     KEYSTONE STRATEGIC GROWTH FUND (K-2)

            200 BERKELEY STREET, BOSTON, MASSACHUSETTS 02116-5034

                        CALL TOLL FREE 1-800-343-2898


  Keystone Strategic Growth Fund (K-2) (the "Fund") is a mutual fund whose goal is growth of capital. The Fund invests principally in a diversified group of common stocks, but also invests in debt securities.

  Your purchase payment is fully invested. There is no sales charge when you buy the Fund's shares. With certain exceptions, the Fund imposes a deferred sales charge which declines from 4.00% to 1.00% if you redeem your shares within four years of purchase.


  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") under which it bears some of the costs of selling its shares to the public.

  This prospectus sets forth concisely the information about the Fund that you should know before investing. Please read it and retain it for future reference.

  Additional information about the Fund is contained in a statement of additional information dated February 28, 1997, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number listed above.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

---------------------------------------------------------------------------------------------------------------
                                             TABLE OF CONTENTS
---------------------------------------------------------------------------------------------------------------
                                                    Page                                                  Page
Expense Information ................................   2  Distribution Plan ..............................   9
Financial Highlights ...............................   3  How to Buy Shares ..............................  11
The Fund ...........................................   4  How to Redeem Shares ...........................  12
Investment Objective and Policies ..................   4  Shareholder Services ...........................  14
Investment Restrictions ............................   5  Performance Data ...............................  15
Risk Factors .......................................   5  Fund Shares ....................................  15
Pricing Shares .....................................   6  Additional Information .........................  16
Dividends and Taxes ................................   7  Additional Investment Information .............. (i)
Fund Management and Expenses .......................   7
---------------------------------------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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
                             EXPENSE INFORMATION

                     KEYSTONE STRATEGIC GROWTH FUND (K-2)

  The purpose of the fee table is to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Distribution Plan"; and "Shareholder Services."

SHAREHOLDER TRANSACTION EXPENSES


        Maximum Deferred Sales Charge(1) .......................   4.00%
            (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)

ANNUAL FUND OPERATING EXPENSES(2)
  (as a percentage of average net assets)


        Management Fee ..........................................   .60%
        12b-1 Fees(3) ...........................................   .97%
        Other Expenses ..........................................   .34%
                                                                   ----
        Total Fund Operating Expenses ...........................  1.91%
                                                                   ====

EXAMPLE(4)                                                     1 YEAR           3 YEARS          5 YEARS         10 YEARS
                                                               ------           -------          -------         --------

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the
 end of each period ....................................         $59              $80             $103             $223


You would pay the following expenses on the same
  investment, assuming no redemption ...................         $19              $60             $103             $223

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

----------
(1) The deferred sales charge declines from 4% to 1% of amounts redeemed within four calendar years after purchase. No deferred sales charge is imposed thereafter.
(2) Expense ratios are for the Fund's fiscal year ended October 31, 1996. Total Fund Operating Expenses include indirectly paid expenses.
(3) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules adopted by the National Association of Securities Dealers, Inc. (the "NASD").
(4) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

                             FINANCIAL HIGHLIGHTS
                     KEYSTONE STRATEGIC GROWTH FUND (K-2)
                (For a share outstanding throughout each year)

  The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                     YEAR ENDED OCTOBER 31,
                         -----------------------------------------------------------------------------------------------------------
                          1996        1995       1994       1993       1992       1991       1990       1989       1988       1987
                         -----       -----      -----      -----      -----      -----      -----      -----      -----      -----
NET ASSET VALUE
 BEGINNING OF YEAR ....  $8.05       $7.54      $9.00      $7.60      $8.18      $6.52      $7.67      $6.53      $7.55      $9.13
                         -----       -----      -----      -----      -----      -----      -----      -----      -----      -----
Income from investment operations:
Net investment
 income (loss) ........  (0.04)      (0.02)         0      (0.06)     (0.01)      0.08       0.08       0.16       0.18       0.02
Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency
 related transactions .   1.04        1.13       0.23       1.89       0.42       2.24      (0.80)      1.21       0.19       0.04
                         -----       -----      -----      -----      -----      -----      -----      -----      -----      -----
Total from investment
 operations ...........   1.00        1.11       0.23       1.83       0.41       2.32      (0.72)      1.37       0.37       0.06
                         -----       -----      -----      -----      -----      -----      -----      -----      -----      -----
LESS DISTRIBUTIONS FROM:
Net investment income .  (0.01)          0          0          0      (0.01)     (0.16)     (0.18)     (0.18)     (0.14)     (0.13)
In excess of net
  investment income ...      0           0          0      (0.03)     (0.05)         0          0          0          0          0
Net realized gain on
  investments and foreign
  currency related
  transactions ........  (0.36)      (0.60)     (1.66)     (0.40)     (0.93)     (0.50)     (0.25)     (0.05)     (1.25)     (1.51)
In excess of net
 realized gain on
 investments and
 foreign currency
 related transactions .      0           0      (0.03)         0          0          0          0          0          0          0
                         -----       -----      -----      -----      -----      -----      -----      -----      -----      -----
Total distributions ...  (0.37)      (0.60)     (1.69)     (0.43)     (0.99)     (0.66)     (0.43)     (0.23)     (1.39)     (1.64)
                         -----       -----      -----      -----      -----      -----      -----      -----      -----      -----
NET ASSET VALUE END
 OF YEAR ..............  $8.68       $8.05      $7.54      $9.00      $7.60      $8.18      $6.52      $7.67      $6.53      $7.55
                         =====       =====      =====      =====      =====      =====      =====      =====      =====      =====
TOTAL RETURN (a) ...... 12.95%      15.05%      3.55%     24.97%      6.38%     38.77%    (10.05%)    21.74%      7.73%      0.15%
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Total expenses ......   1.91%(b)   2.01%(b)   1.73%      1.83%      1.58%      1.52%      1.65%      1.59%      1.69%      2.12%
  Net investment income
   (loss) .............  (0.48%)    (0.25%)    (0.17%)    (0.57%)    (0.15%)     0.99%      1.64%      2.06%      2.14%      0.23%
Portfolio turnover rate    156%       140%        68%        65%        62%        86%        30%        40%        89%       104%
Average commission
 rate paid ............ $0.0042      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
NET ASSETS END OF
 YEAR (THOUSANDS) .... $496,876   $491,610   $416,684   $403,693   $321,794   $339,359   $234,060   $329,994   $328,205   $298,748

(a) Excluding applicable sales charges.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.90% and 2.00% for the years ended October 31, 1996 and 1995, respectively.

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THE FUND
--------------------------------------------------------------------------------

  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund was created under Pennsylvania law as a common law trust and has been offering its shares continuously since September 11, 1935. The Fund is one of more than thirty funds advised and managed by Keystone Investment Management Company ("Keystone"), the Fund's investment adviser.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
  The Fund's investment objective is to provide shareholders with growth of capital.


  The investment objective of the Fund cannot be changed without a vote of the holders of a majority of the Fund's outstanding shares (as defined in the 1940
Act), which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares (a "1940 Act Majority").


  Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENTS
  In pursuing its objective, the Fund invests in common stocks, debt securities, including debt securities convertible or exchangeable for preferred or common stock, and rights and warrants to purchase such stocks and securities that it considers to be consistent with an investment objective of capital growth. When appropriate, the Fund increases the quality of its investments to resist downward market movements.

  The Fund may also invest in limited partnerships, including master limited partnerships, and in foreign securities issued by issuers located in developed countries as well as emerging market countries, including certain formerly communist countries. For this purpose, countries with emerging markets are generally those where the per capita income is in the low to middle ranges, as determined by the International Bank for Reconstruction and Development ("World Bank").


OTHER ELIGIBLE INVESTMENTS
  When market conditions warrant, the Fund may invest up to 100% of its assets for temporary or defensive purposes in short-term investments. Such short-term investments, which must mature within one year of their purchase, include United States ("U.S.") government securities; instruments, including certificates of deposit, demand and time deposits and bankers acceptances, of banks that are members of the Federal Deposit Insurance Corporation and have at least $1 billion in assets as of the date of their most recently published financial statements, including U.S. branches of foreign banks and foreign branches of U.S. banks; and prime commercial paper, including master demand notes. When the Fund invests for defensive purposes, it seeks to limit the loss of principal and is not pursuing its investment objective.

  The Fund may enter into repurchase and reverse repurchase agreements, invest in master demand notes, lend portfolio securities, purchase and sell securities and currencies on a when issued and delayed delivery basis and purchase or sell securities on a forward commitment basis, write covered call and put options and purchase call and put options to close out existing positions. The Fund may enter into currency and other financial futures contracts and related options transactions for hedging purposes and not for speculation, and may employ new investment techniques with respect to options and futures contracts and related options. The Fund will supplement its prospectus as appropriate in the event that the employment of such techniques is determined to constitute a material change in investment policy for the Fund.

  The Fund may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities not publicly traded in the U.S. The Fund may purchase Rule 144A securities when such securities present an attractive investment opportunity and otherwise meet the Fund's selection criteria. The Board of Trustees has adopted guidelines and procedures pursuant to which Keystone determines the liquidity of the Fund's Rule 144A securities. The Board monitors Keystone's implementation of such guidelines and procedures.


  At the present time, the Fund cannot accurately predict exactly how the market for Rule 144A securities will develop. A Rule 144A security that was readily marketable upon purchase may subsequently become illiquid. In such an event, the Board of Trustees will consider what action, if any, is appropriate.


  For further information about the types of investments and investment techniques available to the Fund, including the associated risks, see the "Risk Factors" and "Additional Investment Information" sections of this prospectus and the statement of additional information.


--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

  The Fund has adopted the fundamental restrictions summarized below, which may not be changed without the vote of a 1940 Act Majority of the Fund's outstanding shares. These restrictions and certain other fundamental and non-fundamental restrictions are set forth in the statement of additional information.


  The Fund may not do the following: (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than U.S. government securities) or invest in more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities); and (2) borrow money, (a) except from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's net assets, or (b) enter into reverse repurchase agreements provided that bank borrowings and reverse repurchase agreements, in the aggregate, shall not exceed 10% of the value of the Fund's assets.


  The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including at this time (1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books and (2) limiting its holdings of such securities to 15% of net assets.


  In addition, the Fund may, notwithstanding any other investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund. The Fund does not currently intend to implement this policy and would do so only if the Board of Trustees were to determine such action to be in the best interest of the Fund and its shareholders. In the event of such implementation, the Fund will comply with such requirements as to written notice to shareholders as are then in effect.


--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

  Like any investment, your investment in the Fund involves some degree of risk. Before you buy shares of the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses. You can lose money by investing in the Fund. Your investment is not guaranteed. A decrease in the value of the Fund's portfolio securities can result in a decrease in the value of your investment.

  Certain risks related to the Fund are discussed below. To the extent not discussed in this section, specific risks relating to individual securities or investment practices are discussed in "Additional Investment Information" and the statement of additional information.

  FUND RISKS. The Fund does not, by itself, constitute a balanced investment plan. The Fund may be appropriate as part of an overall investment program. The Fund is best suited to patient investors who can afford to maintain their investment over a relatively long period of time, and who are seeking a fund which is relatively aggressive and has the potential for significant returns. The Fund is not an appropriate investment for conservative investors who are seeking preservation of capital and/or income. Investors may wish to consult their financial advisers when considering what portion of their total assets to invest in equity and debt securities.


  FOREIGN RISK. Investing in securities of foreign issuers generally involves greater risk than investing in securities of domestic issuers for the following reasons: publicly available information on issuers and securities may be scarce; many foreign countries do not follow the same accounting, auditing, and financial reporting standards as are used in the U.S.; market trading volumes may be smaller, resulting in less liquidity and more price volatility compared to U.S. securities of comparable quality; there may be less regulation of securities trading and its participants; the possibility may exist for expropriation, confiscatory taxation, nationalization, establishment of exchange controls, political or social instability or negative diplomatic developments; and dividend or interest withholding may be imposed at the source.

  Investing in securities of issuers in emerging markets countries involves exposure to economic systems that are generally less mature and political systems that are generally less stable than, those of developed countries. In addition, investing in companies in emerging markets countries may also involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. These risks are carefully considered by Keystone prior to the purchase of these securities.


  Fluctuations in foreign exchange rates impose an additional level of risk, possibly affecting the value of the Fund's foreign investments and earnings, as well as gains and losses realized through trades, and the unrealized appreciation or depreciation of investments. The Fund may also incur costs when it shifts assets from one country to another.

--------------------------------------------------------------------------------
PRICING SHARES
--------------------------------------------------------------------------------

  The Fund computes its net asset value as of the close of trading (currently 4:00 p.m. eastern time) on each day that the New York Stock Exchange (the "Exchange") is open. However, the Fund does not compute its net asset value on days when changes in the value of the Fund's securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is arrived at by determining the value of all of the Fund's assets, subtracting all liabilities and dividing the result by the number of shares outstanding.

  The Fund values the short-term investments it purchases as follows:

  (1) short-term investments that are purchased with maturities of sixty days or less are valued at amortized cost (original purchase price as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

  (2) short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value;


  (3) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.


  All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Board of Trustees.

  The Fund believes that reliable market quotations are generally not readily available for purposes of valuing fixed income securities. As a result, depending on the particular securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon their fair value determined under procedures approved by the Board of Trustees. The Board of Trustees has authorized the use of a pricing service to determine the fair value of the Fund's fixed income securities and certain other securities.

--------------------------------------------------------------------------------
DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

  The Fund has qualified and intends to continue to qualify as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year.

  If the Fund qualifies as a RIC and if it distributes all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

  The Fund will make distributions from its net investment income to its shareholders by the 15th day of December following each fiscal year and net capital gains, if any, at least annually. Distributions are payable in shares of the Fund or, at the shareholder's option (which must be exercised before the record date for the distribution), in cash. Fund distributions in the form of additional shares are made at net asset value without the imposition of a sales charge.


  Dividends and distributions are taxable whether they are received in cash or in shares. Income dividends and net short-term gains distributions are taxable as ordinary income. Net long-term gains are taxable as capital gains regardless of how long the Fund's shares are held. If Fund shares held for less than six months are sold at a loss, however, such loss will be treated for tax purposes as a long-term capital loss to the extent of any long-term capital gains dividends received. Any taxable dividend declared in October, November, or December to shareholders of record in such a month, and paid by the following January 31, will be includable in the taxable income of shareholders as if paid on December 31 of the year in which the dividend was declared.

  The Fund advises its shareholders annually as to the federal tax status of all distributions made during the year. Dividends and distributions may also be subject to state and local taxes.


--------------------------------------------------------------------------------
FUND MANAGEMENT AND EXPENSES
--------------------------------------------------------------------------------

FUND MANAGEMENT
  The Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the authority of the Fund's Board of Trustees, Keystone provides investment advice, management and administrative services to the Fund.


INVESTMENT ADVISER
  Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is a wholly-owned subsidiary of First Union Keystone, Inc. ("First Union Keystone"). First Union Keystone provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, its affiliates and the Keystone Families of Funds. Both Keystone and First Union Keystone are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  On December 11, 1996, Keystone succeeded to the business of a corporation under different ownership. First Union Keystone is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the U.S. based on total assets as of December 31, 1996.

  First Union is headquartered in Charlotte, North Carolina, and had $140 billion in consolidated assets as of December 31, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S. The Capital Management Group of FUNB and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $60 billion in assets as of December 31, 1996, belonging to a wide range of clients, including the Evergreen Family of Funds.


  Pursuant to its Investment Advisory and Management Agreement with the Fund (the "Advisory Agreement"), Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund, and provides all necessary office space, facilities and equipment.

  The Fund pays Keystone a fee for its services at the annual rate set forth below:


                                                     AGGREGATE NET ASSET VALUE
MANAGEMENT                                                       OF THE SHARES
FEE                                                                OF THE FUND
------------------------------------------------------------------------------
0.70% of the first                                        $  100,000,000, plus
0.65% of the next                                         $  100,000,000, plus
0.60% of the next                                         $  100,000,000, plus
0.55% of the next                                         $  100,000,000, plus
0.50% of the next                                         $  100,000,000, plus
0.45% of the next                                         $  500,000,000, plus
0.40% of the next                                         $  500,000,000, plus
0.35% of amounts over                                     $1,500,000,000

Keystone's fee is computed as of the close of business on each business day and payable monthly.

  The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees or by the vote of shareholders of the Fund. In addition, the terms and annual continuance of the Advisory Agreement must be approved by the vote of a majority of the Independent Trustees (Trustees who are not interested persons as defined in the 1940 Act) of the Fund cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund or Keystone or may be terminated by a vote of shareholders of the Fund. The Advisory Agreement will terminate automatically upon its "assignment, as defined in the 1940 Act.

PRINCIPAL UNDERWRITER
  Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD"), an indirectly owned subsidiary of The BISYS Group, Inc, ("BISYS"), which is not affiliated with First Union, is now the Fund's principal underwriter (the "Principal Underwriter"). EKD replaced Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters or distributors of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions. EKD is located at 125 W.
55th Street, New York, New York 10019.

SUB-ADMINISTRATOR
  BISYS provides officers and certain administrative services to the Fund pursuant to a sub-administrator agreement. For its services under that agreement, BISYS receives a fee from Keystone at the maximum annual rate of .01% of the average daily net assets of the Fund. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219.


CODE OF ETHICS
  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.


PORTFOLIO MANAGER
  Maureen E. Cullinane has been the Fund's Portfolio Manager since 1995. Ms. Cullinane is a Keystone Senior Vice President and Senior Portfolio Manager and has more than 20 years of investment experience with Keystone.


FUND EXPENSES
  The Fund will pay all of its expenses. In addition to the investment advisory and distribution plan fees described in this prospectus, the principal expenses that the Fund is expected to pay include, but are not limited to, transfer, dividend disbursing, and shareholder servicing agent expenses; custodian expenses; fees of its independent auditors; fees of its Independent Trustees; fees of legal counsel to the Fund and to its Independent Trustees; fees payable to government agencies, including registration and qualification fees attributable to the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition to such expenses, the Fund pays its brokerage commissions, interest charges and taxes. For the fiscal year ended October 31, 1996, the Fund paid expenses, including indirectly paid expenses, equal to 1.91% of its average net assets.


  During the fiscal year ended October 31, 1996, the Fund paid or accrued to Keystone Management, Inc., the Fund's former investment manager, investment management and administrative services fees of $2,994,500 (0.60% of the Fund's average daily net assets). Of such amount, $2,545,325 was paid to Keystone for its investment advisory services to the Fund. During the same period, the Fund paid or accrued $24,446 to Keystone for certain accounting services and $1,227,881 to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC"), for services rendered as the Fund's transfer and dividend disbursing agent. EKSC, a wholly-owned subsidiary of Keystone, is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.


SECURITIES TRANSACTIONS
  Under policies established by the Fund's Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Keystone may consider the number of shares of the Fund sold by such broker-dealers. In addition, broker-dealers executing portfolio transactions may, from time to time, be affiliated with the Fund, Keystone, the Principal Underwriter or their affiliates.

  The Fund may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising the Fund as well as in advising its other clients.


PORTFOLIO TURNOVER
  The Fund's portfolio turnover rates for the fiscal years ended October 31, 1996 and 1995 were 156% and 140%, respectively. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by the Fund, as well as additional realized gains and/or losses to shareholders. For further information on the tax consequences of such realized gains and/or losses, see the "Dividends and Taxes" section of this prospectus. For further information about brokerage and distributions, see the statement of additional information.


--------------------------------------------------------------------------------
DISTRIBUTION PLAN
--------------------------------------------------------------------------------


  The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Fund's Distribution Plan provides that the Fund may expend up to 0.3125% quarterly (1.25% annually) of average daily net asset value of its shares to pay distribution costs for sales of its shares and to pay shareholder service fees. The NASD currently limits such annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan, plus interest at the prime rate plus 1% per annum on such amounts (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Principal Underwriter), remaining unpaid from time to time.

  Payments under the Distribution Plan are currently made to the Principal Underwriter or its predecessor, (which may reallow all or part to others, such as broker-dealers) (1) as commissions for Fund shares sold, (2) as shareholder service fees in respect of shares maintained by the recipient and outstanding on the Fund's books for specified periods and (3) as interest. Amounts paid or accrued to the Principal Underwriter and its predecessor in the aggregate may not exceed the annual limitations referred to above.


  The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4% of the price paid for each Fund share sold. In addition, the Principal Underwriter generally reallows to broker-dealers or others a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipient and outstanding on the books of the Fund for specified periods.

  The financing of payments made by the Principal Underwriter to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.


  If the Fund is unable to pay the Principal Underwriter a commission on a new sale because the annual maximum (0.75% of average daily net assets) has been reached, the Principal Underwriter intends, but is not obligated, to continue to accept new orders for the purchase of Fund shares and to pay or accrue commissions and service fees to broker-dealers in excess of the amount it currently receives from the Fund ("Advances"). While the Fund is under no contractual obligation to reimburse the Principal Underwriter or its predecessor for Advances, the Principal Underwriter and its predecessor intend to seek full payment for such Advances from the Fund (together with interest at the rate of prime plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. EKIS, the predecessor to the Principal Underwriter, currently intends to seek payment of interest only on such charges paid or accrued by EKIS subsequent to January 1, 1992. If the Fund's Independent Trustees authorize such payments, the effect will be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Distribution Plan.


  The amounts and purposes of expenditures under the Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the operation of the Distribution Plan and may require that total expenditures by the Fund under the Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above. Unless limited by the Independent Trustees, such costs could, for some period of time, be higher than such costs permitted by most other plans presently adopted by other investment companies.

  The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of the shareholders of the Fund. If the Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances.

  Any change in the Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on such amendment.

  While the Distribution Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
  Upon written notice to broker-dealers, the Principal Underwriter may, at its own expense, periodically sponsor programs that offer additional compensation in connection with sales of Fund shares. Participation in such programs may be available to all broker-dealers or to selected broker-dealers who have sold or are expected to sell significant amounts of shares. Additional compensation may also include financial assistance to broker-dealers in connection with preapproved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency, such as the NASD.

  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to broker-dealers that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments, depending on the broker-dealer's satisfaction of the required conditions, may be periodic and may be up to 1.00% of the value of shares sold by such broker-dealer.

  The Principal Underwriter may pay banks and other financial services firms that facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the payments made allowable to broker-dealers for the sale of such shares as described above.

  The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling or distributing the shares of registered open-end investment companies such as the Fund. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and its affiliates, since they are direct or indirect subsidiaries of FUNB, are subject to and in compliance with the aforementioned laws and regulations. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting certain payments from the Fund, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

--------------------------------------------------------------------------------
HOW TO BUY SHARES
--------------------------------------------------------------------------------

  You may purchase shares of the Fund from any broker-dealer that has a selling agreement with the Principal Underwriter.

  In addition, you may purchase Fund shares by mailing to the Fund, c/o Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investment in any amount may be made by check, by wiring federal funds, by direct deposit or by electronic funds transfer ("EFT").

  The Fund's shares are sold at the public offering price, which is equal to the net asset value per share next computed after the Fund receives the purchase order. The initial purchase must be at least $1,000 except for purchases by participants in certain retirement plans for which the minimum is waived. There is no minimum for subsequent purchases. Purchase payments are fully invested at net asset value. There are no sales charges on purchases of Fund shares at the time of purchase.


CONTINGENT DEFERRED SALES CHARGE
  With certain exceptions, when shares of the Fund are redeemed within four calendar years after their purchase, the Fund may charge a CDSC as follows:
During the calendar year of purchase ..........         4.00%
During the first calendar year after
  the year of purchase ........................         3.00%
During the second calendar year after the year
  of purchase .................................         2.00%
During the third calendar year after the year
  of purchase .................................         1.00%
Thereafter ....................................         0.00%

If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to the shareholder. CDSCs are, to the extent permitted by the NASD, paid to the Principal Underwriter or its predecessor.

  The CDSC is a declining percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the total cost of such shares. With respect to shares purchased after January 1, 1997, no CDSC is imposed on amounts derived from (1) increases in the value of the shares redeemed above the total cost of such shares due to increases in the net asset value per share of the Fund; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; or (3) shares held in all or part of more than four consecutive calendar years.


  Upon request for redemption, shares not subject to a CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed. No CDSC is payable on permitted exchanges of shares between the funds in the Keystone Fund Family that have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. For purposes of computing CDSCs, when shares of one fund are exchanged for the shares of another fund, the date of purchase of the shares being acquired by exchange is deemed to be the date the shares being tendered for exchange were originally purchased.

WAIVER OF DEFERRED SALES CHARGE
  No CDSC is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a 401
(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under a Systematic Income Plan of up to 1% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.


  Shares also may be sold, to the extent permitted by applicable law, at net asset value without the payment of commissions or the imposition of a CDSC to
(1) certain Directors, Trustees, officers, and employees of the Fund, First Union Keystone, Keystone, the Principal Underwriter and certain of their affiliates; (2) registered representatives of firms with dealer agreements with the Principal Underwriter; and (3) a bank or trust company acting as trustee for a single account. For more details, see the statement of additional information.


--------------------------------------------------------------------------------
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

  You may redeem Fund shares for cash at the redemption value by writing to the Fund, c/o Evergreen Keystone Service Company, Box 2121, Boston, Massachusetts 02106-2121, and presenting a properly endorsed share certificate, (if certificates have been issued) to the Fund. Your signature(s) on the written order and certificates must be guaranteed as described below.

  You may also redeem your shares through your broker-dealer. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from broker-dealers and will calculate the net asset value on the same terms as those orders for the purchase of shares received from broker-dealers and described under "How to Buy Shares." If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds, less any applicable CDSC, to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fee for this service. Your broker-dealer, however, may charge a service fee.

  The redemption value equals the net asset value adjusted for fractions of a cent and may be more or less than your cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption. The Fund may impose a CDSC at the time of redemption of certain shares as explained in "How to Buy Shares." If imposed, the Fund deducts the CDSC from the redemption proceeds otherwise payable to the shareholder.

REDEMPTION OF SHARES IN GENERAL
  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take up to 15 days or more. Any delay may be avoided by purchasing shares with a certified check, by Federal Reserve or bank wire of funds, by direct deposit or by EFT. Although the mailing of a redemption check may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  The Fund computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption, less any applicable CDSC, will be made within seven days thereafter except as discussed herein.

  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND EKSC'S POLICIES. The Fund and EKSC may waive this requirement or require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and EKSC reserve the right to withdraw this waiver at any time.

  If the Fund receives a redemption or repurchase order, but the shareholder has not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from the shareholder and process the order the day it receives such information.

TELEPHONE REDEMPTIONS
  Under ordinary circumstances you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. As mentioned above, to engage in telephone transactions generally, you must complete the appropriate sections of the Fund's application.

  In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth above.

SMALL ACCOUNTS
  Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value falls below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No CDSCs are applied to such redemptions.

GENERAL
  The Fund reserves the right at any time to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.


  Except as otherwise noted, neither the Fund, EKSC nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder over the Keystone Automated Response Line ("KARL") or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, EKSC nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that EKSC reasonably believes to be genuine.


  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

  Details on all shareholder services may be obtained by writing to EKSC or by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
  KARL offers shareholders specific fund account information and price and yield quotations as well as the ability to effect account transactions, including investments, exchanges and redemptions. Shareholders may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
  If you have obtained the appropriate prospectus, you may exchange shares of the Fund for shares of any of the other funds in the Keystone Fund Family, on the basis of their respective net asset values by calling toll free 1-800-343-2898 or by writing to Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121 (See "How to Redeem Shares" for additional information with respect to telephone transactions.)


  Fund shares purchased by check may be exchanged for shares of the funds in the Keystone Classic Fund Family, other than Keystone Precious Metals Holdings, Inc. ("KPMH"). In order to exchange Fund shares for shares of KPMH, a shareholder must have held such Fund shares for a period of at least six months. There is no fee for exchanges. If the shares being tendered for exchange have been held for less than four years and are still subject to a CDSC, such charge will carry over to the shares being acquired in the exchange transaction. The Fund reserves the right to terminate this exchange offer or to change its terms, including the right to charge for any exchange, upon notice to shareholders pursuant to applicable law.


  Orders to exchange shares of the Fund for shares of Keystone Liquid Trust ("KLT") will be executed by redeeming the shares of the Fund and purchasing shares of KLT at the net asset value of KLT shares determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. on any day the funds are open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. on any business day will be executed at the respective net asset values determined at the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of the fund being acquired. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

RETIREMENT PLANS
  The Fund has various retirement plans available to you, including Individual Retirement Accounts (IRAs); Rollover IRAs; Simplified Employee Pension Plans
(SEPs); Salary Reduction Plans (SARSEPs); Tax Sheltered Annuity Plans (TSAs); 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; Pension and Target Benefit Plans; and Money Purchase Pension Plans. For details, including fees and application forms, call EKSC toll free at 1-800-247-4075 or write to EKSC at P.O. Box 2121, Boston, Massachusetts 02106-2121.

AUTOMATIC INVESTMENT PLAN
  With Keystone Automatic Investment Plan, you can automatically transfer as little as $100 per month or quarter from your bank account or KLT to the Keystone fund of your choice. Your bank account will be debited for each transfer. You will receive confirmation with your next account statement.

  To establish or terminate an Automatic Investment Plan or to change the amount or schedule of your automatic investments, you may write to or call EKSC. Please include your account numbers. Termination of an Automatic Investment Plan may take up to 30 days.

SYSTEMATIC INCOME PLAN
  Under a Systematic Income Plan, you may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1% per month or 3% per quarter of the total net asset value of the Fund shares in your account when the Systematic Income Plan is opened. Fixed withdrawal payments are not subject to a CDSC. Excessive withdrawals may decrease or deplete the value of a shareholder's account.

OTHER SERVICES
  Under certain circumstances, shareholders may, within 30 days after a redemption, reinstate their accounts at current net asset value.

--------------------------------------------------------------------------------
PERFORMANCE DATA
--------------------------------------------------------------------------------


  From time to time, the Fund may advertise "total return" and "current yield." BOTH FIGURES ARE BASED ON HISTORICAL RESULTS. PAST PERFORMANCE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF RESULTS FOR ANY FUTURE PERIOD OF TIME. Total return refers to the Fund's average annual compounded rates of return over specified periods determined by comparing the initial amount invested to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of all recurring charges, if any, applicable to all shareholder accounts. The deduction of the contingent deferred sales charge is reflected in the applicable years.


  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period. The Fund presently does not intend to advertise current yield.

  The Fund may include comparative performance information when advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Corporation, Ibbotson Associates or other industry publications.

--------------------------------------------------------------------------------
FUND SHARES
--------------------------------------------------------------------------------

  The Fund currently issues one class of shares, which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. The Fund may establish additional classes or series of shares.

  The Fund does not have annual meetings. The Fund will have special meetings, from time to time, as required under its Restatement of Trust Agreement (the "Trust Agreement") and under the 1940 Act. As provided in the Fund's Trust Agreement, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when holders of 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. The Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting as prescribed by Section 16(c) of the 1940 Act.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon written notice to those shareholders, the Fund intends, when an annual report or semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.


  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

--------------------------------------------------------------------------------
                      ADDITIONAL INVESTMENT INFORMATION
--------------------------------------------------------------------------------

  The Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS
  The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS
  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES
  Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes purchased by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days" notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for commercial paper.

REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements; i.e., the Fund purchases a security subject to the Fund's obligation to resell and the seller's obligation to repurchase that security at an agreed upon price and date, such date usually being not more than seven days from the date of purchase. The resale price is based on the purchase price plus an agreed upon current market rate of interest that (for purposes of the transaction) is generally unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement imposes an obligation on the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. The value of the underlying security is at least equal to the amount of the agreed upon resale price and marked to market daily to cover such amount. The Fund may enter into such agreements only with respect to U.S. government and foreign government securities, which may be denominated in U.S. or foreign currencies. The Fund may enter into such repurchase agreements with foreign banks and securities dealers approved in advance by the Fund's Trustees. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. It does not presently appear possible to eliminate all risks involved in repurchase agreements. These risks include the possibility of an increase in the market value of the underlying securities or inability of the repurchaser to perform its obligation to repurchase coupled with an uncovered decline in the market value of the collateral, including the underlying securities, as well as delay and costs to the Fund in connection with enforcement or bankruptcy proceedings. Therefore, it is the policy of the Fund to enter into repurchase agreements only with large, well-capitalized banks that are members of the Federal Reserve System and with primary dealers in U.S. government securities (as designated by the Federal Reserve Board) whose creditworthiness has been reviewed and found satisfactory by the Fund's advisers.

REVERSE REPURCHASE AGREEMENTS
  Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price.

FOREIGN SECURITIES
  The Fund may invest in securities principally traded in securities markets outside the United States. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent cash from being brought back to the United States). These risks are carefully considered by Keystone prior to the purchase of these securities.

"WHEN ISSUED" TRANSACTIONS
  The Fund may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued and delayed delivery transactions arise when securities or currencies are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

DERIVATIVES
  The Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

  Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes, although the Fund generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Keystone is not an aggressive user of derivatives with respect to the Fund. However, the Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objectives and policies.

  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created. Further information regarding options and futures, is provided later in this section and is provided in the Fund's statement of additional information. The Fund does not presently engage in the use of swaps.

  While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

o Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.

o Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

o Credit Risk -- This is the risk that a loss may be sustained by the Fund as a result of the failure of a another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

OPTIONS TRANSACTIONS
  WRITING COVERED OPTIONS. The Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Fund also may write straddles (combinations of covered puts and calls on the same underlying security).

  The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities which are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. However, the Fund does not expect that this will occur.

  The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

  The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

  PURCHASING OPTIONS. The Fund may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series.

  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying security or dispose of assets held in a segregated account until the options expire or are exercised.

  An option position may be closed out only in a secondary market for an option of the same series. Although the Fund generally will write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect a closing transaction in a particular option.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objective.

OPTIONS TRADING MARKETS. Options in which the Fund will trade generally are listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in this prospectus and in the statement of additional information.

  The staff of the SEC is of the view that the premiums that the Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its investment restriction relating to illiquid investments.

FUTURES TRANSACTIONS
  The Fund may enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or currencies or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

  The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. The Fund intends to purchase futures contracts in order to fix what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.

  The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

  The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

  Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying the Fund's futures position and the securities or currencies held by or to be purchased for the Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

  The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in its prospectus and statement of additional information.

FOREIGN CURRENCY TRANSACTIONS
  As discussed above, the Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

LOANS OF SECURITIES TO BROKER-DEALERS
  The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash or securities of the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

                     --------------------------------------
                                    KEYSTONE
                                  FUND FAMILY

                                        *

                            Quality Bond Fund (B-1)
                          Diversified Bond Fund (B-2)
                          High Income Bond Fund (B-4)
                              Balanced Fund (K-1)
                          Strategic Growth Fund (K-2)
                          Growth and Income Fund (S-1)
                           Mid-Cap Growth Fund (S-3)
                        Small Company Growth Fund (S-4)
                               International Fund
                         Precious Metals Holdings, Inc.
                                 Tax Free Fund
                                  Liquid Trust
                     --------------------------------------



---------------------------------
       Evergreen Keystone
[logo]       FUNDS        [logo]
---------------------------------

Evergreen Keystone Distributor, Inc.
125 West 55th Street
New York, New York 10019


K2-P 2/97
23M
540116                 [recycle logo]




                     ---------------------------------------
                                    KEYSTONE

                                [graphic omitted]

                                    STRATEGIC
                               GROWTH FUND (K-2)

                     ---------------------------------------




                       ---------------------------------
                               Evergreen Keystone
                       [logo]        FUNDS        [logo]
                       ---------------------------------

                                 PROSPECTUS AND
                                   APPLICATION

                      KEYSTONE STRATEGIC GROWTH FUND (K-2)

                                     PART B

                            STATEMENT OF INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                      KEYSTONE STRATEGIC GROWTH FUND (K-2)

                                February 28, 1997


         This statement of additional information is not a prospectus but relates to, and should be read in conjunction with, the prospectus of Keystone Strategic Growth Fund (K-2) (the "Fund") dated February 28, 1997. You may obtain a copy of the prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc. or your broker-dealer. See "Service Providers" below.


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------




                                                                        Page


The Fund .................................................................2
Service Providers.........................................................2
Investment Restrictions...................................................3
Distributions and Taxes...................................................4
Valuation of Securities...................................................5
Brokerage.................................................................5
Sales Charges.............................................................7
Distribution Plan.........................................................8
Trustees and Officers....................................................10
Investment Adviser.......................................................13
Principal Underwriter....................................................15
Sub-administrator........................................................15
The Trust Agreement......................................................16
Expenses ................................................................17
Standardized Total Return and Yield Quotations...........................18
Financial Statements.....................................................19
Additional Information...................................................19
Appendix............................................................... A-1


17933

-------------------------------------------------------------------------------

                                    THE FUND

-------------------------------------------------------------------------------

         The Fund is an open-end, diversified management investment company. The Fund's investment objective is to provide shareholders with growth of capital. It is the Fund's policy to invest its assets as fully as practicable.

         Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.


--------------------------------------------------------------------------------

                                SERVICE PROVIDERS

--------------------------------------------------------------------------------

Service                                Provider
----------------------------------     -----------------------------------------------------
Investment adviser (referred to        Keystone Investment Management Company, 200 Berkeley
in this SAI as "Keystone")             Street, Boston, Massachusetts 02116. (Keystone is a
                                       wholly-owned subsidiary of First Union Keystone, Inc.,
                                       (formerly Keystone Investments, Inc.) ("First Union
                                       Keystone") also located at 200 Berkeley Street, Boston,
                                       Massachusetts 02116.)
Principal underwriter ( referred       Evergreen Keystone Distributor, Inc. (formerly Evergreen
to in this SAI as "EKD")               Funds Distributor, Inc.), 125 W. 55th Street, New York,
                                       New York 10019.
Marketing services agent and           Evergreen Keystone Investment Services, Inc. (formerly
predecessor to EKD (referred to        Keystone Investment Distributors Company), 200 Berkeley
in this SAI as "EKIS")                 Street, Boston, Massachusetts 02116.
Sub-administrator (referred to in      The BISYS Group, Inc., 3435 Stelzer Road, Columbus, Ohio
this SAI as "BISYS")                   43219.
Transfer and dividend                  Evergreen Keystone Service Company, 200 Berkeley
disbursing agent (referred to in       Street, Boston, Massachusetts 02116. (EKSC is a wholly-
this SAI as "EKSC")                    owned subsidiary of Keystone.)
Independent auditors                   KPMG Peat Marwick LLP, 99 High Street, Boston,
                                       Massachusetts 02110, Certified Public Accountants
Custodian                              State Street Bank and Trust Company, 225 Franklin
                                       Street, Boston, Massachusetts 02110.


--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

-------------------------------------------------------------------------------

Fundamental Investment Restrictions

         The Fund has adopted the fundamental investment restrictions set forth below, which may not be changed without a vote of the majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act")). Unless otherwise stated, all references to Fund assets are in terms of current market value.

         The Fund may not do any of the following:

         (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets, determined at marked or other fair value at the time of purchase, in the securities of any one issuer, or invest in more that 10% of the outstanding voting securities of any one issuer, all as determined immediately after such investment; provided that these limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

         (2) invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         (3) borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's net assets (computed at cost), or (ii) enter into reverse repurchase agreements provided that bank borrowings and reverse repurchase agreements, in aggregate, shall not exceed 10% of the value of the Fund's assets;

         (4) underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the 1933 Act);

         (5) purchase or sell real estate or interests in real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and will not purchase or sell commodities or commodity contracts, except that the Fund may engage in currency or other financial futures contracts and related options transactions;

         (6) invest in a company for the purpose of control or management;

         (7) make margin purchases or short sales of securities;

         (8) make loans, except that the Fund may buy publicly and privately distributed debt securities, provided that such securities purchases are consistent with its investment objectives and policies, and except that the Fund may lend limited amounts of its portfolio securities to broker-dealers;

         (9) invest more than 25% of its assets in the securities of issuers in any single industry; and

         (10) purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company.

         In addition, the Fund will not issue senior securities, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction (3) above and except for shares of any additional series or portfolios which may be established by the Trustees.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or a decrease in Fund assets is not a violation of the limit.

         The Fund has no current intention of attempting to increase its net income by borrowing and intends to repay any borrowings made in accordance with the fourth investment restriction enumerated above before it makes any additional investments.

Non-Fundamental Investment Restrictions

         With respect to illiquid securities, the Fund intends to follow the policies of the Securities and Exchange Commission. Currently, the Fund will not invest more than 15% of its net assets in illiquid securities. Also, the Fund will treat securities as illiquid if it may not sell or dispose of the security in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books.

         Portfolio securities of the Fund may not be purchased from or sold or loaned to Keystone, or any affiliate thereof, or any of their Directors, officers or employees.

--------------------------------------------------------------------------------

                             DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

         You will ordinarily receive distributions in shares, unless you elect before the record date to receive them as cash. Unless the Fund receives instructions to the contrary, it will assume that you wish to receive that distribution and future gains and income distributions in shares. Your instructions continue in effect until changed in writing. If you have not opted to receive cash, the Fund will determine the number of shares that you should receive based on its net asset value per share as computed at the close of business on the ex-dividend date after adjustment for the distribution.

         Capital gains distributions that reduce the net asset value of your shares below your cost are, to the extent of the reduction, a return of your investment. Since distributions of capital gains depend upon profits realized from the sale of the Fund's portfolio securities, they may or may not occur.

         Distributions are taxable whether you receive them in cash or additional shares. Long-term capital gains distributions are taxable as such regardless of how long you have held the shares. If, however, you hold the Fund's shares for less than six months and redeem them at a loss, you will recognize a long-term capital loss to the extent of the long-term capital gain distribution received in connection with such shares. The Fund intends to distribute only such net capital gains and income as it has predetermined, to the best of its ability, to be taxable as ordinary income. The Fund's income distributions may be eligible in whole or in part for the corporate dividends received deduction. Distributions designated by the Fund as capital gains are not eligible for the corporate 70% dividends received deduction

         The Fund will advise you annually as to the federal income tax status of your distributions. These comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Your dividends and distributions may also be subject to state and local taxes.


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                             VALUATION OF SECURITIES

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         Current  values for the Fund's  portfolio  securities are determined in the following manner:

         (1) securities traded on an established exchange are valued on the basis of the last sales price on the exchange where the securities are primarily traded prior to the time of valuation;

         (2) securities traded in the over-the-counter market, for which complete quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation;

         (3) short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

         (4) short-term investments maturing in more than sixty days are valued at market;

         (5) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and

         (6) The Fund's Board of Trustees values the following securities at prices it deems in good faith to be fair: (a) securities, including restricted securities, for which complete quotations are not readily available; (b) listed securities if in the Fund's opinion the last sales price does not reflect a current market value or if no sale occurred; and (c) other assets.

         The Fund believes that reliable market quotations generally are not readily available for purposes of valuing fixed income securities. As a result, depending on the particular securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon their fair value determined under procedures approved by the Board of Trustees. The Board of Trustees has authorized the use of a pricing service to determine the fair value of its fixed income securities and certain other securities.

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                                    BROKERAGE

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Selection of Brokers

         In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:

         1. overall direct net economic result to the Fund;

         2. the efficiency with which the transaction is effected;

         3. the broker's ability to effect the transaction where a large block is involved;

         4. the broker's readiness to execute potentially difficult transactions in the future;

         5. the financial strength and stability of the broker; and

         6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information ("research services.")

         The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

         Should the Fund or Keystone receive research services from a broker, the Fund would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement. Keystone believes that the cost, value and specific application of research services are indeterminable and cannot be practically allocated between the Fund and its other clients who may indirectly benefit from the availability of research services. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with
Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         Neither   the  Fund  nor   Keystone   intends  on  placing   securities
transactions with any particular broker. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares as a factor when selecting of brokers to execute portfolio transactions, subject to the requirements of best execution described above.

Brokerage Commissions

         Generally, the Fund expects to purchase and sell its securities through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where it effects transactions in the over the counter market, the Fund will deal with primary market makers, unless more favorable prices are otherwise obtainable.

General Brokerage Policies

         In order to take advantage of the availability of lower purchase prices, the Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

         Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions.

         The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, EKD or any of their affiliated persons, as defined in the 1940 Act.

         The Board of Trustees periodically reviews the Fund's brokerage policy. In the event of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.


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                                  SALES CHARGES

--------------------------------------------------------------------------------

         The Fund may charge a contingent deferred sales charge (a "CDSC") when you redeem certain of its shares within four calendar years after you purchase the shares. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plan"). If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to EKD or its predecessor.

Calculating the CDSC

         The CDSC is a declining percentage of the lesser of (1) the net asset value of the shares you redeemed, or (2) the total cost of such shares. The CDSC is calculated according to the following schedule:

         Redemption Timing                                           CDSC
         During the calendar year of purchase........................4.00%
         During the calendar year after the
           year of purchase..........................................3.00%
         During the second calendar
           year after the year of purchase...........................2.00%
         During the third calendar year
           after the year of purchase................................1.00%
         Thereafter..................................................0.00%

         In determining whether a CDSC is payable and, if so, the percentage charge applicable, the Fund assumes that you have redeemed shares not subject to a CDSC first and then it will redeem shares you have held the longest first.

Shares That Are Not Subject to a Sales Charge or CDSC

         Sales charge waivers. The Fund may sell shares at the public offering price, which is equal to net asset value, without the imposition of a sales charge to:

         1. any Director, Trustee, officer, full-time employee or sales representative of the Fund, Keystone, First Union Keystone, EKD or their affiliates, who has held such position for at least ninety days; and

         2. the pension and profit-sharing plans established by such companies and their affiliates, for the benefit of their Directors, Trustees, officers, full-time employees and sales representatives.

         However, the Fund will only sell shares to these parties upon the purchaser's written assurance that he or she is buying the shares for investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund.

         CDSC Waivers. The Fund does not impose a CDSC when the amount you are redeeming represents:

         1. an increase in the value of the shares redeemed (the value of your account with respect to shares purchased prior to January 1, 1997) above the total cost of such shares due to increases in the net asset value per share of the Fund;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares you have held for all or part of more than four consecutive calendar years;

         4. shares that are held in the accounts of a shareholder who has died or become disabled;

         5. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         6. automatic withdrawals from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         7. shares in an account that the Fund has closed because the account has an aggregate net asset value of less than $1,000;

         8. automatic withdrawals under a Systematic Income Plan of up to 1% per month of your initial account balance;

         9. withdrawals consisting of loan proceeds to a retirement plan participant;

         10.financial   hardship   withdrawals   made  by  a   retirement   plan
            participant;

         11.withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         12.shares purchased by a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund, any other Fund in the Keystone Classic Fund Family, Keystone Precious Metals Holdings, Inc., Keystone International Fund Inc., Keystone Tax Free Fund, Keystone Liquid Trust and/or any Keystone America Fund, is at least $500,000 and any commission paid by the Fund and such other fund at the time of such purchase is not more than 1% of the amount invested.

         Exchanges. The Fund does not charge a CDSC on exchanges of shares between funds in the Keystone Fund Family that have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. If you do exchange shares of one such fund for shares of another such fund, the Fund will deem the calendar year of the exchange, for purposes of any future CDSC, to be the year the shares tendered for exchange were originally purchased.

--------------------------------------------------------------------------------

                                DISTRIBUTION PLAN

--------------------------------------------------------------------------------

           Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear the expenses of distributing their shares, if they comply with various conditions, including the adoption of a distribution plan containing certain provisions set forth in Rule 12b-1. The Fund bears some of the costs of selling its shares under a distribution plan adopted pursuant to Rule 12b-1 (the "Distribution Plan").

         The Fund's Distribution Plan provides that the Fund may expend up to 0.3125% quarterly (approximately 1.25% annually) of the average daily net asset value of its shares to pay distribution costs for sales of its shares and to pay shareholder service fees. The NASD limits such annual expenditures to 1.00%, of which 0.75% may be used to pay distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan plus interest at the prime rate plus 1% on unpaid amounts thereof (less any CDSCs paid by shareholders to EKD or EKIS).

         Payments under the Distribution Plan are currently made to EKD (which may reallow all or part to others, such as broker-dealers) (1) as commissions for Fund shares sold; (2) as shareholder service fees in respect of shares maintained by the recipient and outstanding on the Fund's books for specific periods; and (3) as interest. Amounts paid or accrued to EKD and EKIS in the aggregate may not exceed the annual limitation referred to above. EKD generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Fund share sold. In addition, EKD generally reallows to broker-dealers or others a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipient and outstanding on the books of the Fund for specified periods.

         If the Fund is unable to pay EKD a commission on a new sale because the annual maximum (0.75% of average daily net assets) has been reached, EKD intends, but is not obligated, to continue to accept new orders for the purchase of Fund shares and to pay commissions and service fees to broker-dealers in excess of the amount it currently receives from the Fund ("Advances"). While the Fund is under no contractual obligation to reimburse Advances, EKD and EKIS, its predecessor, intend to seek full reimbursement for Advances from the Fund (together with interest at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. If the Fund's Independent Trustees (Trustees who are not interested persons, as defined in the 1940 Act , and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or any agreement related thereto) authorize such payments, the effect will be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Distribution Plan.

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limit specified above, and the amounts and purposes of expenditures under the Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of the Distribution Plan, and may require that total expenditures by the Fund under the Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above. If such costs are not limited by the Independent Trustees, such costs could, for some period of time, be higher than such costs permitted by most other plans presently adopted by other investment companies.

         The Distribution Plan may be terminated at any time by vote of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund. If the Distribution Plan is terminated, EKD will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances.

         Any change in the Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plan may be amended by votes of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on such amendment.

         While the Distribution Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plan have benefitted the Fund.


--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

         Trustees and officers of the Fund, their addresses, their principal occupations and some of their affiliations over the last five years are as follows:

FREDERICK AMLING:        Trustee of the Fund;  Trustee or  Director of all other
                         funds in the  Keystone  Families  of Funds;  Professor,
                         Finance  Department,   George  Washington   University;
                         President, Amling & Company (investment advice); and former Member, Board of Advisers, Credito Emilano
                         (banking).

LAURENCE B. ASHKIN: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Families of Funds; Trustee or Director of all of the funds in the Evergreen Family of Funds other than Evergreen Investment Trust; real estate developer and construction consultant; and President of Centrum Equities and Centrum Properties, Inc.

CHARLES A. AUSTIN III:   Trustee of the Fund;  Trustee or  Director of all other
                         funds in the  Keystone  Families  of Funds;  Investment
                         Counselor  to  Appleton  Partners,   Inc.;  and  former
                         Managing  Director,   Seaward  Management   Corporation
                         (investment advice).

*FOSTER BAM:             Trustee of the Fund;  Trustee or  Director of all
                         other funds in the Keystone Families of Funds;  Trustee
                         or Director of all of the funds in the Evergreen Family
                         of Funds other than Evergreen Investment Trust; Partner
                         in the  law  firm of  Cummings  &  Lockwood;  Director,
                         Symmetrix,  Inc.  (sulphur  company) and Pet  Practice,
                         Inc.  (veterinary   services);   and  former  Director,
                         Chartwell   Group   Ltd.    (Manufacturer   of   office
                         furnishings and accessories),  Waste Disposal Equipment
                         Acquisition Corporation and Rehabilitation Corporation of America (rehabilitation hospitals).

*GEORGE S. BISSELL:      Chief  Executive  Officer  of the  Fund and each of the
                         other funds in the Keystone Families of Funds; Chairman of the Board and Trustee of the Fund; Chairman of the Board and Trustee or Director of all other funds in the Keystone Families of Funds; Chairman of the Board and
                         Trustee of  Anatolia  College;  Trustee  of  University
                         Hospital  (and Chairman of its  Investment  Committee);
                         former  Director  and Chairman of the Board of Hartwell
                         Keystone; and former Chairman of the Board, Director and Chief Executive Officer of Keystone Investments,
                         Inc.

EDWIN D. CAMPBELL:       Trustee of the Fund;  Trustee or  Director of all other
                         funds in the  Keystone  Families  of Funds;  Principal,
                         Padanaram   Associates,   Inc.;  and  former  Executive
                         Director,   Coalition  of  Essential   Schools,   Brown
                         University.

CHARLES F. CHAPIN:       Trustee of the Fund;  Trustee or  Director of all other
                         funds in the  Keystone  Families  of Funds;  and former
                         Director, Peoples Bank (Charlotte, NC).

K. DUN GIFFORD:          Trustee of the Fund;  Trustee or  Director of all other
                         funds  in the  Keystone  Families  of  Funds;  Trustee,
                         Treasurer  and  Chairman  of  the  Finance   Committee,
                         Cambridge  College;  Chairman  Emeritus  and  Director,
                         American  Institute  of Food  and  Wine;  Chairman  and
                         President,  Oldways  Preservation  and  Exchange  Trust
                         (education); former Chairman of the Board, Director, and Executive Vice Presi dent, The London Harness
                         Company;  former Managing  Partner,  Roscommon  Capital
                         Corp.; former Chief Executive Officer, Gifford Gifts of
                         Fine Foods; former Chairman, Gifford, Drescher & Asso ciates (environmental consulting); and former Director, Keystone Investments and Keystone.

JAMES S. HOWELL:         Trustee of the Fund; Trustee or Director of
                         all  other  funds in the  Keystone  Families  of Funds;
                         Chairman and Trustee or Director of all of the funds in the Evergreen Family of Funds; former Chairman of the Distribution Foundation for the Carolinas; and former
                         Vice President of Lance Inc. (food manufacturing).

LEROY KEITH, JR.:        Trustee of the Fund;  Trustee or  Director of all other
                         funds in the Keystone Families of Funds; Chairman of the Board and Chief Executive Officer, Carson Products
                         Company;  Director  of Phoenix  Total  Return  Fund and
                         Equifax,  Inc.; Trustee of Phoenix Series Fund, Phoenix
                         Multi-Portfolio  Fund,  and The Phoenix Big Edge Series
                         Fund; and former President, Morehouse College.

F. RAY KEYSER, JR.:      Trustee of the Fund;  Trustee or  Director of all other
                         funds in the Keystone Families of Funds; Chairman and Of Counsel, Keyser, Crowley & Meub, P.C.; Member,
                         Governor's (VT) Council of Eco nomic Advisers; Chairman of the Board and Director, Central Vermont Public
                         Service Corporation and Lahey Hitchcock Clinic; Di rector, Vermont Yankee Nuclear Power Corporation, Grand
                         Trunk Corporation,  Grand Trunk Western Railroad, Union
                         Mutual Fire  Insurance  Company,  New England  Guaranty
                         Insurance  Company,  Inc., and the  Investment  Company
                         Institute;  former  Director and President,  Associated
                         Industries  of Vermont;  former  Director of  Keystone,
                         Central Vermont Railway,  Inc., S.K.I.  Ltd., and Arrow
                         Financial Corp.; and former Director and Chairman of the Board, Proctor Bank and Green Mountain Bank.

GERALD  M. MCDONNELL:    Trustee of the Fund; Trustee or Director
                         of all other funds in the  Keystone  Families of Funds;
                         Trustee or Director of all of the funds in the Evergreen Family of Funds; and Sales Representative with Nucor- Yamoto, Inc. (Steel producer).

THOMAS L. MCVERRY:       Trustee of the Fund; Trustee or Director of
                         all  other  funds in the  Keystone  Families  of Funds;
                         Trustee or Director of all of the funds in the Evergreen Family of Funds; former Vice President and
                         Director of Rexham Corporation; and former Director of Carolina Cooperative Federal Credit Union.

*WILLIAM WALT PETTIT:    Trustee of the Fund;  Trustee or Director
                         of all other funds in the  Keystone  Families of Funds;
                         Trustee or Director of all of the funds in the Evergreen Family of Funds; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:     Trustee of the Fund;  Trustee or  Director of all other
                         funds in the Keystone Families of Funds; Vice Chair and
                         former  Executive Vice  President,  DHR  International,
                         Inc.  (executive   recruitment);   former  Senior  Vice
                         President, Boyden International Inc. (executive recruit ment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming
                         Paper Co.

RUSSELL A.  SALTON,  III MD:  Trustee  of the Fund;  Trustee or
                         Director of all other funds in the Keystone Families of Funds; Trustee or Director of all of the funds in the Evergreen Family of Funds; Medical Director, U.S. Health Care/Aetna Health Services; and former Managed Health Care Consultant; former President, Primary Physician Care.

MICHAEL  S. SCOFIELD:    Trustee of the Fund;  Trustee or Director
                         of all other funds in the  Keystone  Families of Funds;
                         Trustee or Director of all of the funds in the Evergreen Family of Funds; and Attorney, Law Offices of
                         Michael S. Scofield.

RICHARD J. SHIMA:        Trustee of the Fund;  Trustee or  Director of all other
                         funds in the  Keystone  Families  of  Funds;  Chairman,
                         Environmental   Warranty,   Inc.   (insurance  agency);
                         Executive Consultant, Drake Beam Morin, Inc. (executive
                         outplacement);  Director  of  Connecticut  Natural  Gas
                         Corporation,   Hartford   Hospital,   Old  State  House
                         Association,  Middlesex Mutual Assurance  Company,  and
                         Enhance Financial Services,  Inc.;  Chairman,  Board of
                         Trustees,  Hartford Graduate Center;  Trustee,  Greater
                         Hartford YMCA; former Director, Vice Chairman and Chief
                         Investment Officer, The Travelers  Corporation;  former
                         Trustee,  Kingswood-Oxford  School; and former Managing
                         Director and Consultant, Russell Miller, Inc.

ANDREW J. SIMONS:        Trustee of the Fund;  Trustee or  Director of all other
                         funds  in the  Keystone  Families  of  Funds;  Partner,
                         Farrell,   Fritz,   Caemmerer,   Cleary,   Barnosky   &
                         Armentano,  P.C.;  Adjunct  Professor of Law and former
                         Associate  Dean, St. John's  University  School of Law;
                         Adjunct  Professor of Law, Touro College School of Law;
                         and former President, Nassau County Bar Association.

JOHN J. PILEGGI:         President  and  Treasurer  of the Fund;  President  and
                         Treasurer of all other funds in the Keystone Families of Funds; President and Treasurer of all of the funds in the Evergreen Family of Funds; Senior Managing
                         Director, Furman Selz LLC since 1992; Managing Director from 1984 to 1992; Consultant to BISYS Fund Services since 1996; 230 Park Avenue, Suite 910, New York, NY.

GEORGE  O.  MARTINEZ:    Secretary of the Fund;  Secretary of all
                         other  funds  in  the   Keystone   Families  of  Funds;
                         Secretary of all of the funds in the  Evergreen  Family
                         of  Funds;   Senior  Vice  President  and  Director  of
                         Administration  and  Regulatory  Services,  BISYS  Fund
                         Services since 1995; Vice  President/Assistant  General
                         Counsel, Alliance Capital Management from 1988 to 1995;
                         3435 Stelzer Road, Columbus, Ohio.

* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

         For the fiscal year ended October 31, 1996, Trustees and officers of Keystone received direct remuneration totaling $31,034 from the Fund. For the fiscal year ended October 31, 1996, annual retainers and meeting fees paid by all funds in the Keystone Families of Funds (which includes over 30 mutual funds) totaled approximately $411,000. As of January 31, 1997, none of the Trustees and officers of Keystone beneficially owned any of the Fund's then outstanding shares.

         Except as set forth above,  the address of all the Fund's  Trustees and
officers  and  the  address  of  the  Fund  is  200  Berkeley  Street,   Boston,
Massachusetts 02116-5034.

--------------------------------------------------------------------------------

                               INVESTMENT ADVISER

--------------------------------------------------------------------------------

         Subject to the general supervision of the Fund's Board of Trustees, Keystone provides investment advice, management and administrative services to the Fund.

         On December 11, 1996, the predecessor corporation to First Union Keystone, Keystone Investments, Inc. ("Keystone Investments") and indirectly each subsidiary of Keystone Investments, including Keystone, were acquired (the "Acquisition") by First Union National Bank of North Carolina ("FUNB"), a wholly-owned subsidiary of First Union Corporation ("First Union"). Keystone Investments was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then assumed the name "First Union Keystone" and succeeded to the business of the predecessor corporation. Contemporaneously with the Acquisition, the Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, a wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS"). The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of the Fund on December 9, 1996, and became effective on December 11, 1996. As a result of the above transactions, Keystone Management, Inc. ("Keystone Management"), which, prior to the Acquisition, acted as the Fund's investment manager, no longer acts as such to the Fund. Keystone currently provides the Fund with all the services that may previously have been provided by Keystone Management.

         First Union Keystone and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $140 billion in consolidated assets as of December 31, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $60 billion in assets as of December 31, 1996, belonging to a wide range of clients, including the Evergreen Family of Funds.

         Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Fund investment
advisory,   management  and  administrative  services,  office  facilities,  and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

         All charges and expenses, other than those specifically referred to as being borne by Keystone, will be paid by the Fund, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plans;
(8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the Commission or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; and (14) charges and expenses of filing annual and other reports with the Commission and other authorities, and all extraordinary charges and expenses of the Fund.

         The Fund pays Keystone a fee for its services at the annual rate set forth below:

                                                 Aggregate Net Asset
Management                                       Value of the Shares
Fee                                                      of the Fund
--------------------------------------------------------------------

0.70%of the first                                $ 100,000,000, plus
0.65%of the next                                 $ 100,000,000, plus
0.60%of the next                                 $ 100,000,000, plus
0.55%of the next                                 $ 100,000,000, plus
0.50%of the next                                 $ 100,000,000, plus
0.45%of the next                                 $ 500,000,000, plus
0.40%of the next                                 $ 500,000,000, plus
0.35%of amounts over                           $ 1,500,000,000.


Keystone's fee is computed as of the close of business each business day and payable monthly.

         Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its assignment.


--------------------------------------------------------------------------------

                              PRINCIPAL UNDERWRITER

--------------------------------------------------------------------------------

         The Fund has entered into a Principal Underwriting Agreement (the "Underwriting Agreement") with EKD. EKD, which is not affiliated with First Union, replaces EKIS as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or EKD in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by EKD for the provision of certain marketing support services to EKD at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions.

         EKD, as agent, has agreed to use its best efforts to find purchasers for the shares. EKD may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EKD will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. In its capacity as principal underwriter, EKD or EKIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plan.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Independent Trustees, and (ii) by vote of a majority of the Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares. The Underwriting Agreement will terminate automatically upon its assignment.

         From time to time, if, in EKD's judgment, it could benefit the sales of Fund shares, EKD may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software and Fund data files.

--------------------------------------------------------------------------------

                                SUB-ADMINISTRATOR

--------------------------------------------------------------------------------

         BISYS provides officers and certain administrative services to the Fund pursuant to a sub-administration agreement. For its services under that agreement, BISYS will receive from Keystone an annual fee at the maximum annual rate of .01% of the average daily net assets of the Fund.


--------------------------------------------------------------------------------

                               THE TRUST AGREEMENT

--------------------------------------------------------------------------------

The Trust Agreement

         The Fund is a Pennsylvania common law trust established under a Trust Agreement dated July 15, 1935, restated and amended on December 19, 1989 (the "Trust Agreement"). The Trust Agreement provides for a Board of Trustees and enables the Fund to enter into an agreement with an investment manager and/or adviser to provide the Fund with investment advisory, management and administrative services. A copy of the Trust Agreement is filed as an exhibit to the Fund's Registration Statement of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Trust Agreement.

Description of Shares

         The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest and the creation of additional series and/or classes of series of Fund shares. Each share represents an equal proportionate interest in the Fund with each other share of that class. Upon liquidation, shares are entitled to a pro rata share in the net assets of their class of Fund shares. Shareholders shall have no preemptive or conversion rights. Shares are transferable. The Fund currently intends to issue only one class of shares.

Shareholder Liability

         Pursuant to court decisions or other theories of law, shareholders of a Pennsylvania common law trust could possibly be held personally liable for the obligations of the trust. The possibility of the Fund's shareholders incurring financial loss under such circumstances appears to be remote, however, because the Trust Agreement (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

Voting Rights

         Under the terms of the Trust Agreement, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. No amendment may be made to the Trust Agreement that adversely affects any class of shares without the approval of a majority of the shares of that class. There shall be no cumulative voting in the election of Trustees.

         After a meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, or until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely unless otherwise required by law and may appoint successor Trustees. A Trustee may cease to hold office or may be removed from office (as the case may be) (1) at any time by a two-thirds vote of the remaining Trustees;
(2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

Limitation of Trustees' Liability

         The Trust Agreement provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Trust Agreement shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.


-------------------------------------------------------------------------------

                                    EXPENSES

--------------------------------------------------------------------------------

Investment Advisory Fees

         For each of the Fund's last three fiscal years, the table below lists the total dollar amounts paid by (1) the Fund to Keystone Management, Inc., the Fund's former investment manager, for investment management and administrative services rendered and (2) by Keystone Management to Keystone for investment advisory services rendered. For more information, see "Investment Adviser."


                                          Percent of Fund's
                   Fee Paid to Keystone   Average Net Assets    Fee Paid to
                   Management under       represented by        Keystone under
Fiscal Year Ended  the Management         Keystone              the Advisory
October  31,       Agreement              Management's Fee      Agreement
------------------ ---------------------- --------------------  --------------
1996               $2,994,500             0.60%                 $2,545,325
1995               $2,799,544             0.61%                 $2,379,612

1994               $2,440,144             0.62%                 $2,074,122


Distribution Plan Expenses

         For the fiscal year ended October 31, 1996, the Fund paid $4,845,352 to EKIS under its Distribution Plan. For more information, see "Distribution Plan."

Underwriting Commissions

         For each of the Fund's last three fiscal years, the table below lists the aggregate dollar amounts of underwriting commissions (front-end sales charges, plus distribution fees, plus CDSCs) paid with respect to the public distribution of the Fund's shares. The table also indicates the aggregate dollar amount of underwriting commissions retained by EKIS. For more information, see "Principal Underwriter" and "Sales Charges."

                                                  Aggregate Dollar Amount of
Fiscal Year Ended   Aggregate Dollar Amount of    Underwriting Commissions
October 31,         Underwriting Commissions      Retained by EKIS
------------------  ----------------------------  --------------------------
1996                $4,093,912                    $2,049,519
1995                $3,911,744                    $288,671
1994                $2,515,645                    $(54,811)


Brokerage Commissions

     Listed below are the aggregate dollar amounts paid by the Fund in brokerage commissions for each of the last three fiscal years. Also listed are the amounts paid to Kokusai Securities Co., Ltd. ("Kokusai") and Nomura Securities Co., Ltd. ("Nomura"). For more information, see "Brokerage."



                                                             Of the amount paid
                                     Of the amount paid in   in Brokerage
                 Aggregate Dollar    Brokerage               Commissions, the
For the Fiscal   Amount of           Commissions, the        following amounts
Year Ended       Brokerage           following amounts       were paid to
October  31,     Commissions Paid    were paid to Kokusai    Nomura
---------------  -----------------   ----------------------  ------------------
1996             $1,990,208          $73,665                 $61,597
1995             $871,000            $38,184                 $11,738
1994             $404,419            $0                      $0



--------------------------------------------------------------------------------

                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

--------------------------------------------------------------------------------

         Total return quotations for the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over the one, five and ten year periods on a hypothetical $1,000 investment that would equate the initial amount invested to the ending redeemable value. To the initial investment all dividends and distributions are added and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the one, five or ten year periods.

         The annual total return of the Fund for the one year period ending October 31, 1996 was 9.95% (including applicable sales charge). The compounded average annual rate of return for the five and ten year periods ended October 31, 1996 were 12.34% and 11.36%, respectively (including applicable sales charge).


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

         The following financial statements of the Fund are incorporated by reference herein from the Fund's Annual Report, as filed with the SEC:

         Schedule of Investments as of October  31, 1996;

         Statement of Assets and Liabilities as of October  31, 1996;

         Statement of Operations for the year ended October 31, 1996;

         Statements of Changes in Net Assets for each of the years in the two-year period ended October 31, 1996;

         Financial Highlights for each of the years in the ten-year period ended October 31, 1996;

         Notes to Financial Statements; and

         Independent Auditors' Report dated November 29, 1996.

         A copy of the Fund's Annual Report will be furnished upon request and without charge. Requests may be made in writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

         To the best of the Fund's knowledge, no shareholders of record owned 5% or more of the Fund's outstanding shares on January 31, 1997.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Board of Trustees may authorize payment to be made in portfolio securities or other Fund property. The Fund has obligated itself, however, under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder in any 90-day period up to the lesser of $250,000, or 1% of the Fund's net assets. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this statement of additional information or in supplemental sales literature issued by the Fund or EKD, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and this statement of additional information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, which may be obtained from the Securities and Exchange Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Securities and Exchange Commission.